UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
IDERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Juris- diction of Incorporation	001-31918 (Commission File Number)	04-3072298 (IRS Employer Identification No.)

345 Vassar Street, Cambridge, Massachusetts (Address of Principal Executive Offices)	02139 (Zip Code)
(617) 679-5500
Registrant’s telephone number, including area code:
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement
     On December 15, 2005, the Compensation Committee of the Board of Directors of Idera Pharmaceuticals, Inc. (the “Company”) approved:
•	annual base salaries for Sudhir Agrawal, the Company’s Chief Executive Officer and Chief Scientific Officer, and Robert G. Andersen, the Company’s Chief Financial Officer and Vice President of Operations; and

•	the payment of cash bonus awards to Dr. Agrawal and Mr. Andersen for 2005.

	2006 Annual Base Salary	2005 Bonus

Sudhir Agrawal	$445,000	$120,000

Robert G. Andersen	$313,500	$50,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRIDON, INC.
Date: December 21, 2005	By:	/s/ Robert G. Andersen
Robert G. Andersen
Chief Financial Officer